EXHIBIT 23(a)









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS











         As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927, 33-56787, 33-60350, 333-12031 and 333-67887.





                                                 ARTHUR ANDERSEN LLP










Atlanta, Georgia
March 29, 1999